Corporate Profile November, 2011 Exhibit 99.2

Forward-Looking Statements
Information included herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices and costs, uncertain effects of hedging activities and uncertainties of our oil and gas estimates of proved reserves and resource potential, all of which may be substantial. In addition, past performance is no guarantee of future performance or results. All statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read our December 31, 2010 Annual Report on
Form 10-K and any and all of our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain copies of filings containing information about GeoResources, without charge, at the SEC’s internet site (http://www.sec.gov). There is no duty to update the statements herein.

3
Company Highlights
Value Creation
Balanced Portfolio
Long-Term Growth – 71,000 net acres in two premier U.S. liquids resource plays
Strong Current Cash Flow/Profitability – 5,545 Boe/d of production in 3Q 2011 (65% oil)
24 Mmboe proved reserves; 60% oil
(1)
Substantial Eagle Ford Position
25,000 net acres (primarily operated)
Successful recent drilling has de-risked acreage and have proved commerciality of play
Two dedicated rigs under contract
Significant Producing Bakken Position
46,000 net acres (33,200 operated)
Continually leasing
Two dedicated rigs currently running on operated position
(1) Does not include interests in affiliated partnerships. Reserves based on SEC pricing as of 1/1/11. See Additional Disclosures in Appendix.

Company Overview
(1) Reserve data as of January 1, 2011 and production data is for 3Q 2011. Data excludes interests in two affiliated partnerships. Reserves based on SEC pricing for 2010. See Additional Disclosures in Appendix.
(2) Adjusted EBITDAX is a non-GAAP financial measure. Please see Appendix for a definition of Adjusted EBITDAX and a reconciliation to net income.
Bakken
46,000 net acres
Reserve and Production Snapshot
(1)
Operations focused in Texas, Gulf Coast
and Williston Basin
Oil-weighted production and reserves from
primarily operated properties
Growing production profile
Significant low-risk drilling inventory in two
leading oil-rich resource plays (Bakken, Eagle
Ford)
Additional upside in legacy HBP positions
(Austin Chalk, South Louisiana, Permian)
Strong cash flow generation
Adjusted EBITDAX of $78 MM
(2)
for twelve
month period ended September 30, 2011
Significant liquidity
$216MM of cash and revolver availability
Eagle Ford
25,000 net acres

01/01/11 Proved Reserves (MMBOE) 24.0
Oil % (Reserves) 60%
Proved Developed % 74%
3Q 2011 Production (Boe/d) 5,545
Oil % (Production) 65%
Operated Production 75%

Proved Reserves (MMBOE)
(2)
Average Daily Production (BOE/d)
Reserves and Production
Current Proved Reserves – 24.0 MMBOE
(1)
(1) As of  January 1, 2011. Excludes partnership interests.
(2) 2006 – 2010 proved reserves based on SEC guidelines.
(3) 2008 reserves reflect lower prices and divestitures.  See Additional Disclosures in Appendix.

Oil Weighted Development GeoResources Asset Overview 6

Eagle Ford Shale Overview
25,000 net acres primarily Southwest
Fayette County, TX
Will spud 8 - 9 gross wells in 2011 and 21 -
24 in 2012
2011 & 2012 drilling programs average 40%
- 45% WI
Eagle Ford AMI
Ramshorn Investments, Inc., an affiliate of
Nabors Industries, Ltd.  purchased a 50%
interest
o
Upfront cash payment
o
Agreed to fund 100% of cost of first six
horizontal wells
GEOI retains 50% WI and operations
Leasehold continues to increase
Fayette County: 20,300 net acres
Gonzales County: 2,700 net acres
Atascosa & McMullen counties
combined: 1,800 net acres
Note: Information as of November, 2011.

Note: Third party Peak Month Avg. rate calculated as maximum average daily production rate of first four calendar months of production. Source of third party production data is Drilling Info and/or HPDI. Source of GeoResources’ data is internal figures. Information as of November, 2011.
Eagle Ford Shale
Concentrated 23,000 net acre block in
volatile oil window
Multi-year drilling inventory
Two dedicated rigs under contract
Successful initial drilling has de-risked
acreage
408 boe/d 30-day average rate for first three
wells
Recently drilled two additional wells - Awaiting
frac
Positive offset operator activity
Magnum Hunter Resources
Penn Virginia
EOG
Austin Chalk upside on acreage block
Recently participated in oily Chalk well that
averaged 388 boe/d for first 19 days (14.8
% WI)
Additional chalk drilling planned for 2012

MHR Gonzo North #1H
Peak Month Avg.: 471 Boe/d
GEOI Flatonia East #1H
30 day Avg. Rate:  391 Boe/d
GEOI Flatonia East #2H
30 day Avg. Rate:  465 Boe/d
PVA Munson Ranch #3H
Peak Month Avg.: 728 Boe/d
MHR Gonzo Hunter #1H
Peak Month Avg.: 341 Boe/d
MHR Geo Hunter #1H
Peak Month Avg.: 504 Boe/d
PVA Gardner El Al #1H
Peak Month Avg.: 852 Boe/d
PVA Hawn Holt #9H
Peak Month Avg.: 951 Boe/d
GEOI Peebles #1H
Awaiting Frac
GEOI Black Jack Springs #1H
30 day Avg. Rate:  369 Boe/d
GEOI Ring “A”
To Be Spud By Yr. End
GEOI Newtonville #1H
To Be Spud By Yr. End
GEOI Arnim “A”
1 st pad Location
#1H: Awaiting Frac
#2H: Drilling

Eagle Ford Development Economics
Development Economics  (~5,000 ft. Lateral)
(1)(2)
(1) Assumes oil differentials of (5%) and assumes gas shrinkage of (15%). Natural gas price held constant at $5/Mcf with a +20% gas differential.
(2) EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells. See Additional Disclosures in Appendix.
9 9

Eagle Ford Illustrative Resource Potential
Resource Potential
(1)
(1) Data is for illustrative purposes only and is based on management assumptions.  EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells.  See Additional Disclosures in Appendix.
10 10
Undeveloped Eagle Ford Acreage Provides Net
Resource Potential of ~60 to ~80 MMboe
Eagle Ford Shale (Fayette Co., Texas)
350 Mboe 500 Mboe
Assumed Spacing Unit Size (Acres) 900 900
# Wells per Spacing Unit 6 6
# Acres per Well (Spacing Unit / # Wells per Unit) 150 150
GeoResources Net Undeveloped Acres 25,000 25,000
Number of Potential Net Drilling Locations 167 167
Estimated EUR per Well (Mboe) 350 500
Unrisked Illustrative Resource Potential (Mboe) 58,333 83,333

11
Bakken Shale Overview
46,000 total net acres in three project areas
Williams County Project (Operated)
Concentrated 25,000 net acre block
6 wells drilled and completed
Eastern Montana Project (Primarily Operated)
8,200 operated / 1,800 non-operated acres in
Roosevelt/Richland County, MT
WI range from 25% to 100% with an average WI of
~50%
Recently completed 1
st
operated Bakken well,
Olson #1-21-16H – flowing back after frac
Participated in four other successful non-op wells to
date
Mountrail County Project (Non-Op)
Partnered with Slawson Exploration Company
11,000 net acres primarily Mountrail County, ND
WI range from 1% to 18% with an average WI of
~8%
Drilled over 100 wells to date; 100% success
4-5 rigs currently running
Note: Information as of November, 2011.

Williams County Project
Concentrated 25,000 net acre block
in NW Williams Co., ND
Will spud 10 - 11 gross wells in 2011
and 23 – 26 gross wells in 2012
2011 & 2012 drilling programs average
25% -30% WI
Multi-year drilling inventory
2 dedicated rigs currently running
Bakken AMI
Partnered with Resolute Energy
Retained 47.5% WI in project
Successful initial drilling has de-
risked acreage
288 bo/d peak month average rate

Note: Information as of November, 2011. Peak Month Avg. rate calculated as maximum average daily production rate of first four calendar months of production and excludes months with less than 20 days of production. Source of all production data is NDIC website.
408 bo/d
(6 Wells)
333 bo/d
(5 Wells)
264 bo/d
(3 Wells)
268 bo/d
(4 Wells)
309 bo/d
(2 Wells)
262 bo/d
(1 Well)
245 bo/d
(1 Well)
345 bo/d
(3 Wells)
Peak Month Average Rates In Project Area
MARATHON

Williams County Development Economics
Development Economics (1,280 Acre Unit)
(1)(2)
(1) Assumes oil differential of (15%) and assumes gas shrinkage of (10%). Natural gas price held constant at $5/Mcf with no gas differential.
(2) EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells.  See Additional Disclosures in Appendix.
13 13

Bakken Illustrative Resource Potential
Resource Potential
(1)
(1) Data is for illustrative purposes only and is based on management assumptions.  EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells.  See Additional Disclosures in Appendix.
14 14
Undeveloped Bakken Acreage Provides Net Resource
Potential of ~35 to ~50 MMboe
Bakken (Williams Co. & Montana) Bakken (Mountrail County)
350 Mboe 500 Mboe 400 MBOE 600 MBOE
Assumed Spacing Unit Size (Acres) 1,280 1,280 1,280 1,280
Estimated Remaining # Wells per Spacing Unit (Bakken Only) 3.0 3.0 1.5 1.5
# Acres per Well (Spacing Unit / # Wells per Unit) 427 427 853 853
GeoResources Net Acres 35,000 35,000 11,000 11,000
Number of Potential Net Drilling Locations 82 82 13 13
Estimated EUR per Well (Mboe) 350 500 400 600
Unrisked Illustrative Resource Potential (Mboe) 28,711 41,016 5,156 7,734

Focused on Improving Economics
15 15
Eagle Ford
Bakken
Improving drilling efficiencies
Drilling without intermediate casing
Pad drilling
Walking rigs
Improving frac efficiencies
Simultaneous / back-to-back frac jobs
300 feet or less between frac stages
Optimizing proppant size and volume
Resin-coated sand
Enhancing knowledge
Taking cores
Micro-seismic
Pilot holes
Monitoring peer activity
Improving drilling efficiencies
Efforts to date have reduced drilling time from
~30 to ~20 days resulting in cost savings of
~$900K in last three wells vs. first three wells
Additional cost savings expected with future pad
drilling and walking rigs
Improving frac efficiencies
Simultaneous / back-to-back frac jobs
Mass sliding sleeves
Infrastructure development
Oil and gas gathering agreement executed
Saltwater disposal wells being developed
Enhancing knowledge
Taking cores
Micro-seismic
Monitoring peer activity
Efforts underway to reduce well costs by $500K to $1.0MM per well

Financial Overview

Capital Plan and Production Guidance
2012 Capital Budget
2011 capital plan of approximately $120 MM
2012 capital plan of $188 MM to $223 MM
Current project allocations favor lower-risk, high
cash flow oil-weighted projects primarily in
Bakken and Eagle Ford
Capital Allocation
17 17
Production Guidance
Year Ending December 31, 2011
5,000 to 5,500 boe/d estimated daily rate
61% to 65% oil
Year Ending December 31, 2012
6,500 to 7,500 boe/d estimated daily rate
70% to 75% oil
($ in millions)
Low
(1)
High
(2)
Notes
Bakken Operated (Williams County and Montana) $61 $73 23 to 26 gross wells (~31% W.I.)
Bakken Non-Operated (Primarily Mountrail County) 23 23 42 gross wells with Slawson (8% W.I.); 12 with others (1% W.I.)
Eagle Ford (Fayette and Gonzales Counties) 74 86 21 to 24 gross wells (~40% W.I.)
Other Drilling 11 11 Williston basin conventional, St. Martinville and Chalk drilling
Acreage and Seismic 15 25 Primarily Eagle Ford and Bakken
Infrastructure and Other 4 5 Saltwater disposal and other infrastructure and equipment
Total Expected 2012 Capital Expenditures $188 $223
(1) Assumes GEOI grows to 3 drilling rigs in both the Bakken and Eagle Ford in 2012 with gross well costs of $8.0 million on GEOI operated Bakken wells and $8.5 million on GEOI operated Eagle Ford wells.
(2) Assumes GEOI grows to 4 drilling rigs in both the Bakken and Eagle Ford by late 2012 with gross well costs of $8.5 million on GEOI operated Bakken wells and $9.0 million on GEOI operated Eagle Ford wells.

$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
2008 2009 2010 Twelve Mos.
Ended
9/30/11
$49.0
$45.8
$66.7
$77.6
-
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
2008 2009 2010 3Q 2011
0.8x
1.5x
1.3x
0.0x
18
Adjusted EBITDAX
(1) Debt / Trailing 12 Mos. Adj. EBITDAX
(1)
Conservative use of leverage to maintain strong balance sheet
Ability to fund 2012 capital budget with cash flow and undrawn debt capacity
Twelve months ended 9/30/11 EBITDAX
(1)
= $77.6 MM
$216 MM of liquidity
- Undrawn revolver with $180 MM borrowing base (commitment received in October 2011)
- September 30, 2011 cash balance of $36 MM
Strong Financial Position
($ in millions)
(1) Adjusted EBITDAX is a non-GAAP financial measure. See  reconciliation of net income to Adjusted EBITDAX following in Appendix.

Investment Highlights
Value Creation
Significant upside from Eagle Ford and Bakken positions
Eagle Ford Shale - 25,000 net acres
Bakken Shale - 46,000 net acres
Ongoing leasing program to further expand acreage
Solid proved reserve and production base
24 MMBOE of proved reserves
(1)
with bias towards liquids
High level of operating control
Additional gas and oil upside identified in conventional assets
Strong financial position to execute development plans
Significant free cash flow from existing assets to invest in resource plays
Unlevered balance sheet
Experienced management and technical team with large ownership stake
Successful track record of creating value and liquidity for shareholders
Cost effective operator with significant operating experience in unconventional resource plays
Board and management own approximately 20% of the company
(1) Does not include interests in affiliated partnerships. Reserves based on SEC pricing as of 1/1/11.  See Additional Disclosures in Appendix.

Appendix

21
Giddings Field – Austin Chalk
29,000 net acres held
17 wells drilled – 100% success
WI ranges from 37% - 53%
Operating control
Majority of acreage held-by-production
Assets represent value option on gas
prices
Multiple additional drilling locations
(primarily gas weighted)
20%+ IRR at $4.00 gas with 60%+ IRR at
$6.00 gas
Additional upside includes:
Eagle Ford, Georgetown and Yegua
potential
Rate increase potential on existing wells
from slick water fracture stimulations
Recently completed drilling W. Cannon
Unit in northwest Grimes County
(43.4% WI)
1,014 Boe/d rate for first 60 days
67% oil
APACHE
APACHE
APACHE
APACHE
APACHE
CWEI
CWEI
MAGNUM-HUNTER
Lee
Washington
Waller
Fayette
Austin
Colorado
Milam
Brazos
Grimes
Burleson
Giddings Field Acreage
Eagle Ford AMI

GEOI West Cannon Unit
60 Day Avg.: 1,014 Boe/d

22
Management History
2004- 2007
Southern Bay Energy, LLC
Gulf Coast, Permian Basin
REVERSE MERGED INTO
GEORESOURCES, INC.
1992-1996
Hampton Resources Corp
Gulf Coast
SOLD TO BELLWETHER
EXPLORATION
Preferred investors – 30% IRR
Initial investors – 7x return
1997-2001
Texoil Inc.
Gulf Coast, Permian Basin
SOLD TO OCEAN  ENERGY
Preferred investors – 2.5x return
Follow-on investors – 3x return
Initial investors – 10x return
2001-2004
AROC Inc.
Gulf Coast, Permian Basin, Mid-Con.
DISTRESSED ENTITY TURNED
AROUND AND MONETIZED
Preferred investors – 17% IRR
Initial investors – 4x return
Track record of creating value and liquidity for
shareholders
Extensive industry and financial relationships
Significant technical and financial experience
Multiple long-term repeat shareholders
Cohesive management and technical staff
Team has been together for up to 23 years through
multiple entities

Quarterly Production By Area
Diverse production base from multiple areas
Bakken and Eagle Ford production are growing
Oil-weighted production continues to accelerate

Daily Production by Area
(Boe/d)
3 Mos Ended 9/30/11 3 Mos Ended 6/30/11
Rate % Oil Rate % Oil Growth
Bakken 1,582                         92% 1,255                         92% 26%
Eagle Ford 281                            98% 33                              100% 755%
Austin Chalk 1,513                         20% 1,326                         18% 14%
Other 2,169                         72% 2,135                         70% 2%
Total 5,545                         65% 4,749                         61% 17%

Bakken AMI Drilling Locations

Note: Information as of November, 2011. GEOI operated wells are labeled with well names. Black labels represent GEOI wells that have been spud, red labels represent GEOI wells that have been surveyed but not yet spud. A green dot indicates that the well is producing, a solid blue dot indicates the well is drilling/completing, and a blue open circle means that it is a location to be spud in the future.
Marathon Wells

Development Economics Table
Development Economics
(2)
(1) Assumes Bakken and Eagle Ford oil differentials of (15%) and (5%), respectively. Assumes Bakken and Eagle Ford gas shrinkage of (10%) and (15%), respectively.
Natural gas price held constant at $5/Mcf with an assumed differential of +20% in the Eagle Ford and no differential in the Bakken.
(2) EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells. These estimates do not necessarily represent reserves as defined under SEC rules and by their nature and accordingly are more speculative and substantially less certain of recovery and no discount or risk adjustment is included in the presentation. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interests could differ substantially.

Bakken Shale (Williams Co., North Dakota) Eagle Ford Shale (Fayette Co., Texas)
350 Mboe 500 Mboe 350 Mboe 500 Mboe
Well Assumptions
Drilling & Completion Cost ($M) $8,500 $8,500 $9,000 $9,000
Lateral Length (feet) 10,000 10,000 5,000 5,000
WI 100% 100% 100% 100%
NRI 80.0% 80.0% 82.5% 82.5%
First 30 Day Average Oil IP (Bopd) 441 689 448 847
GOR (Scf/bbl) 600 600 1,000 1,000
Economics @ $80/bbl and $5/Mcf
(1)
NPV @ 10% $1,335 $5,715 $2,979 $7,847
IRR 16.2% 42.9% 25.1% 66.4%
Payout (Yrs) 4.0 1.9 2.7 1.3
ROI 1.7 2.4 1.8 2.5
Price Sensivity (IRR)
(1)
$100/Bbl (WTI) 30.0% 68.3% 44.4% 109.1%
$90/Bbl (WTI) 22.9% 54.9% 34.7% 85.6%
$80/Bbl (WTI) 16.2% 42.9% 25.1% 66.4%
$70/Bbl (WTI) 9.9% 30.0% 17.2% 48.5%

Proved Reserves
(1) PV-10% is a non-GAAP financial measure.  See reconciliation of SEC PV 10% to standardized measure in Appendix.
(2) Utilizing five year NYMEX forward prices at 1/1/11.  See Additional Disclosures in Appendix.
($ in millions) Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 8.9 33.0 14.4 60.0% $239.6
PDNP 2.3 6.1 3.4 14.2% 68.5
PUD 3.2 18.4 6.2 25.8% 70.2
Total Proved Corporate Interests 14.4 57.6 24.0 100.0% 378.3
Partnership Interests 0.1 8.0 1.4 12.0
Total Proved Corporate and Partnerships 14.5 65.6 25.4 $390.3

Proved Reserves – SEC Pricing at 1/1/11
Proved Reserves – Forward Strip Pricing at 1/1/11
($ in millions) Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 9.2 35.2 15.1 60.2% $303.6
PDNP 2.4 6.3 3.4 13.5% 83.7
PUD 3.3 19.6 6.6 26.3% 98.5
Total Proved Corporate Interests 14.9 61.1 25.1 100.0% 485.8
Partnership Interests 0.1 8.3 1.4 15.9
Total Proved Corporate and Partnerships 15.0 69.4 26.5 $501.7
(1)
(2)

Hedge Portfolio
Oil Hedges
GEOI uses commodity price risk management in order to execute its business plan throughout commodity price cycles
Natural Gas Hedges
$85 .00  to
$110.00

Weighted Average Gas Hedge Price
2011 2012 2013
$6.76 $5.48 $4.85
Collar
Swap
Note: 2011 hedge volume and weighted average price data is as of 10/1/2011.
Weighted Average Oil Hedge Price
2011 2012 2013
$85.11 $90.76 $101.85

28
Operating Performance
Historical Operating Data
12 Mos Ended Years Ended December 31,
9/30/2011 2010 2009 2008
Key Data:
Average realized oil price  ($/Bbl) 83.45 $           70.33 $     61.09 $     82.42 $
Avg. realized natural gas price ($/Mcf) 5.30 $             5.30 $        3.97 $        8.12 $
Oil production (MBbl) 1,127              1,060         851            743
Natural gas production (MMcf) 4,219              4,789         4,944         2,962
% Oil 62% 57% 51% 60%
($ in millions except per share data)
Total revenue 123.7 $           107.0 $     81.0 $        94.6 $
Reported net income attributable to GeoResources 29.8 $             23.3 $        9.8 $          13.5 $
Adjusted net income
(1)
29.7 $             24.3 $        10.9 $        16.3 $
Adjusted earnings
(1)
per share (diluted) 1.22 $             1.21 $        0.66 $        1.03 $
Adjusted EBITDAX
(1)
77.6 $             66.7 $        45.8 $        49.0 $
28
(1) Adjusted  Net Income and Adjusted EBITDAX are non-GAAP financial measures.  See  reconciliation of net income to Adjusted Net Income and Adjusted EBITDAX in Appendix.

Reconciliation of non-GAAP Measures
(1) As used herein, Adjusted EBITDAX is calculated as net income attributable to GeoResources, Inc. before interest, income taxes, depreciation, depletion and amortization, and exploration expense and further excludes non-cash compensation, impairments, hedge ineffectiveness and income or loss on derivative contracts.  Adjusted EBITDAX should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.

12 Mos Ended Years Ended December 31,
9/30/2011 2010 2009 2008
($ in millions)
Net Income Attributable to GeoResources 29.8 $             23.3 $      9.8 $         13.5 $
Adjustments:
(Gain) on sale of property and equipment (1.5) $              (1.0) $       (1.4) $       (4.4) $
Interest and other income (0.6) $              (1.5) $       (1.0) $       (0.8) $
Interest Expense 2.3 $                4.7 $         5.0 $         4.8 $
Income Taxes 18.5 $             11.9 $      5.1 $         7.8 $
Depreciation, depletion and amortization 25.5 $             24.7 $      22.4 $      16.0 $
Unrealized (gain) / loss on hedge and derivatives 0.6 $                (0.9) $       0.3 $         0.4 $
Non-cash Compensation 1.7 $                1.1 $         1.4 $         0.6 $
Exploration 0.6 $                0.8 $         1.4 $         2.6 $
Impairments 0.7 $                3.4 $         2.8 $         8.3 $
Adjusted EBITDAX
(1)
77.6 $             66.7 $      45.8 $      49.0 $
Adjusted EBITDAX Reconciliation

30
Reconciliation of non-GAAP Measures

12 Mos Ended Years Ended December 31,
9/30/2011 2010 2009 2008
($ in millions)
Net Income Attributable to GeoResources 29.8 $             23.3 $      9.8 $         13.5 $
Adjustments:
Unrealized (gain) / loss on hedge and derivatives 0.6 $                (0.9) $       0.3 $         0.4 $
Impairments 0.7 $                3.4 $         2.8 $         8.3 $
(Gain) on sale of property and equipment (1.5) $              (1.0) $       (1.4) $       (4.4) $
Tax impact 0.1 $                (0.6) $       (0.7) $       (1.7) $
Adjusted Net Income 29.7 $             24.3 $      10.9 $      16.3 $
Adjusted Net Income Reconciliation
(1) Tax impact is estimated as 38.1% and 37.6% of the pre-tax adjustment amounts for 2011 and prior years respectively.
(2)  As used herein, adjusted net income is calculated as net income attributable to GeoResources, Inc. excluding (gains) and losses on property sales, impairment of proved and unproved properties and an unrealized (gains) and losses related to hedge ineffectiveness and income or loss on derivative contracts. Adjusted net income should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.
(1)
(2)

Standardized Measure
SEC PV-10 Reconciliation to Standardized Measure
(1)
(1) PV-10% is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.
(2) Through two affiliated partnerships.
($ in millions)
1/1/2011
Direct interest in oil and gas reserves:
Present value of estimated future net revenues (PV-10%) $378.3
Future income taxes at 10% (101.3)
Standardized measure of discounted future net cash flows $277.0
Indirect interest in oil and gas reserves:
Present value of estimated future net reserves (PV-10%) $12.0
Future income taxes at 10% (4.0)
Standardized measure of discounted future net cash flows $8.0

(2)

The disclosures below apply to the contents of this presentation:
In April 2007, GeoResources, Inc. (“GEOI” or the “Company”) merged with Southern Bay Oil & Gas, L.P. (“Southern Bay”) and a subsidiary of Chandler Energy, LLC and acquired certain oil and gas properties (collectively, the “Merger”). The Merger was accounted for as a reverse acquisition of GEOI by Southern Bay. Therefore, any information prior to 2007 relates solely to Southern
Bay.
Cautionary Statement – The SEC has established specific guidelines related to reserve disclosures, including prices used in calculating PV 10% and the standardized measure of discounted future net cash flows. PV 10% is not a measure of financial or operating performance under General Accepted Accounting Principles (GAAP), nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. In addition, alternate pricing methodologies, such as the NYMEX forward strip price curve, are not provided for under SEC guidelines and therefore do represent
GAAP.
PV-10% is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. PV-10 % for SEC price calculations are based on the 12-month unweighted average prices at year-end 2010 of $79.43 per Bbl for oil and $4.37 per Mmbtu for natural gas. These prices were adjusted for transportation, quality, geographical differentials, marketing bonuses or deductions and other factors affecting wellhead prices received. For the Strip Price reserve case, five year NYMEX strip pricing at 12/30/10 was utilized for 2011 – 2015. NYMEX oil strip ranged from $93.85 per Bbl to $92.48 per Bbl and then constant thereafter. NYMEX gas strip ranged from $4.59 per Mmbtu to $5.64 per Mmbtu and then held constant thereafter. These prices were adjusted for transportation, quality, geographical differentials, marketing bonuses or deductions and other factors affecting wellhead prices received. Actual realized prices will likely vary materially from the NYMEX strip. The Company’s independent engineers are Cawley,
Gillespie & Associates, Inc.
BOE is defined as barrel of oil equivalent, determined using a ratio of six MCF of natural gas equal to one barrel of oil equivalent.
IP (BO/d or BOE/d) (24 hour rate) is defined as the peak oil volume produced on a daily basis through permanent production facilities that occur within the first few days of initial production from the well.
EUR estimates do not necessarily represent reserves as defined under SEC rules and by their nature and accordingly are more speculative and substantially less certain of recovery and no discount or risk adjustment is included in the presentation. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interests could differ substantially.
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Additional Disclosures